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                             DEPARTMENT OF THE ARMY
                  U.S. ARMY COMMUNICATIONS-ELECTRONICS COMMAND
                          ACQUISITION CENTER-WASHINGTON
                2481 EISENHOWER AVENUE, ALEXANDRIA, VA 22331-0700


[LOGO] REPLY TO ATTENTION OF                                             [LOGO]

Acquisition Division B                                    21 December 1998


H. Power Corporation
Attn:  Mr. Arthur Kaufman,
  Vice President
60 Montgomery Street
Belleville, NJ 07109

SUBJECT: Modification 03 to DAAB07-98-3-6003 (Other Transaction) for Fuel Cell/Battery Hybrid

1. This document constitutes Modification 03 to the subject Other Transaction Agreement between H. Power Corporation and U.S. Army CECOM Acquisition Center - Washington, under the terms of Article III, paragraph C.3 and Article V, paragraph A.1.

2. The agreement is modified to obligate incremental funding in the amount of $131,966. ACRN BB is hereby established as follows:

ACRN BB:  219 2040 0000 962 7530 P622705.H11.04.11.00 2552 9JC804 CY9JCA34YIA
000000 S28043                                                        $131,966.00

3. All other terms and conditions remain unchanged.


                                          /s/ Peggy R. Melanson
                                          --------------------------------------
                                          Peggy A. Melanson
                                          Grants & Cooperative Agreement Officer
                                          United States of America